UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2018 (January 29, 2018)

CAESARS ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-10410	62-1411755
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Caesars Palace Drive, Las Vegas, Nevada 89109

(Address of Principal Executive Offices)(Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2018, Caesars Enterprise Services, LLC (“CES”) entered into an amended and restated letter agreement (the “Amendment and Restatement”) with Timothy R. Donovan, Executive Vice President, General Counsel and Chief Regulatory & Compliance Officer of Caesars Entertainment Corporation. The Amendment and Restatement amends and restates Mr. Donovan’s Letter Agreement, dated October 6, 2017, with respect to his employment agreement (as amended, the “Employment Agreement”).

The Amendment and Restatement provides that Mr. Donovan’s base salary be increased to $850,000 and he be paid a supplemental bonus of $320,963. In the event of a Qualifying Termination, which includes Mr. Donovan’s (i) resignation (or giving written notice thereof) of his employment with CES for Good Reason (as defined in the Employment Agreement, as modified by the Amendment and Restatement), (ii) resignation (or giving written notice thereof), for any or no reason, of his employment with CES on or after January 1, 2020 on no less than 90 days’ notice, (iii) resignation (or giving written notice thereof) of his employment with CES on account of his retirement, or (iv) termination without Cause (as defined in the Employment Agreement, as modified by the Amendment and Restatement) (or giving written notice thereof) by CES or any affiliate thereof, Mr. Donovan will be entitled to, among other things, (1) a severance payment equal to 1.5 times his base salary; (2) a pro rata bonus; (3) the immediate vesting of all of his outstanding awards under long-term incentive plans granted on or before December 31, 2017, subject to certain conditions; and (4) certain other benefits. Upon a Qualifying Termination, the Amendment and Restatement also provides that Mr. Donovan will be subject to an 18-month non-compete period and will enter into a one-year consulting agreement with CES under which he will receive an annualized fee of $500,000.

The foregoing description of the Amendment and Restatement does not purport to be complete and is qualified in its entirety by reference to the Amendment and Restatement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Letter Agreement, dated January 29, 2018, between Timothy R. Donovan and Caesars Enterprise Services, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: February 2, 2018	By:	/s/ SCOTT E. WIEGAND
	Name:	Scott E. Wiegand
	Title:	Senior Vice President, Deputy General Counsel
and Corporate Secretary